Exhibit 10.5

AMENDMENT #2 TO AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENT

THIS AMENDMENT #2 (this “Amendment”), dated as of February 10, 2009 (to be effective on the Effective Date) is entered into by and among:

(a) Actuant Receivables Corporation, a Nevada corporation (“Seller”),

(b) Actuant Corporation, a Wisconsin corporation (“Parent”), as initial Servicer, and

(c) Wachovia Bank, National Association, individually as purchaser (“Purchaser”) and as agent for Purchaser and its assigns under the Transaction Documents (together with its successors and assigns in such capacity, the “Agent”), with respect to the Amended and Restated Receivables Purchase Agreement dated as of September 10, 2008 by and among the Seller, Parent, Purchaser and Agent (as amended, restated or otherwise modified from time to time, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

Each of the parties wishes to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment. The definition of “Originator” contained in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Originator” means each of Parent, GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, Kwikee Products Company, LLC, a Delaware limited liability company, Nielsen Hardware Corp., a Connecticut corporation, B.W. Elliott Manufacturing Co., LLC, a New York limited liability company, Acme Electric Corporation, a New York corporation, Atlantic Guest, Inc., a Delaware corporation, Hydratight Operations, Inc. (formerly Hydratight Sweeney, Inc.), a Delaware corporation, Hydratight, Inc. (formerly Hydratight Sweeney Products Corporation), a Delaware corporation, D.L. Ricci Corp., a Minnesota corporation, Precision Sure-Lock, Inc., a Delaware corporation, Key Components, Inc. (successor by merger to Key Components, LLC), a New York corporation, Maxima Technologies & Systems, LLC, a Delaware limited liability company, ACME Electric Inc. (successor by merger to Actown Electrocoil, Inc.), a Delaware corporation, BH Electronics, Inc., a Tennessee corporation and Templeton, Kenly & Co., Inc., an Illinois corporation, in its capacity as a seller under the Receivables Sale Agreement.”

Section 2. Representations. In order to induce the other parties hereto to consent to this Amendment, Seller hereby confirms that, as of the Effective Date:

(a) the representations and warranties set forth in Section 5.1 of the Existing Agreement are true and correct on and as of the date of this Amendment as though made on the date hereof;

(b) no event has occurred and is continuing that will constitute an Amortization Event or an Unmatured Amortization Event; and

(c) the Aggregate Invested Amount does not exceed the Purchase Limit and the aggregate Receivable Interests do not exceed 100%.

Section 3. Conditions Precedent. This Amendment shall become effective as of the Effective Date upon the (a) receipt by the Agent of counterparts hereof, duly executed by each of the parties hereto, (b) filing of amendments (in form suitable for filing) to the financing statements against Seller in connection with the Existing Agreement to reflect the change in definition of “Originator”, (c) receipt by the Agent of counterparts to Amendment #20 to the Receivables Purchase Agreement, duly executed by each of the parties thereto, (d) effectiveness of (i) Amendment #11 to the Receivables Sale Agreement of even date herewith and (ii) the Seventh Amended and Restated Collection Account Agreement of even date herewith by and among JPMorgan Chase Bank, N.A. and Agent and (e) payment of all outstanding legal fees and expenses of Latham & Watkins LLP.

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2. CONSENT TO JURISDICTION. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY

OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

4.5. Reference to and Effect on Existing Agreement. Except as specifically modified above, the Existing Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Existing Agreement or any other Transaction Documents, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Documents, except as specifically set forth herein.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

ACTUANT RECEIVABLES CORPORATION

By:	/s/ Patrick C. Dorn

Name:	Patrick C. Dorn
Title:	President
	Address:	3993 Howard Hughes Pkwy.
Suite 100
Las Vegas, Nevada 89169
		Attn:	Pat Dorn
		Phone:	(702) 691-2210
		Fax:	(702) 691-2236

ACTUANT CORPORATION

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 2 to A&R Receivables Purchase Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser and as Agent

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President

[Signature Page to Amendment No. 2 to A&R Receivables Purchase Agreement]